UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 1, 2017

WASHINGTON REAL ESTATE

INVESTMENT TRUST

(Exact name of registrant as specified in its charter)

MARYLAND	001-06622	53-0261100
(State of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1775 EYE STREET, NW, SUITE 1000, WASHINGTON, DC 20006

(Address of principal executive office) (Zip code)

Registrant’s telephone number, including area code: (202) 774-3200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment to Articles of Amendment and Restatement

On June 1, 2017, Washington Real Estate Investment Trust (“Washington REIT” or the “Trust”) held its 2017 Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, the Trust’s shareholders voted, among other things, to approve an amendment (the “Declassification Amendment”) to Section 5.2 of the Trust’s Articles of Amendment and Restatement (the “Declaration of Trust”) to declassify the Board of Trustees (the “Board”). As a result of the approval of the Declassification Amendment at the Annual Meeting, each of the trustees elected at the Annual Meeting were, and each of the trustees elected at all future annual meetings will be, elected for a one year term. Beginning with the 2019 annual meeting of shareholders, when the last term in the classified board is scheduled to expire, all members of the Board will be elected annually and, in each case, until his or her respective successor is duly elected and qualifies.

At the Annual Meeting, Washington REIT’s shareholders also voted, among other things, to approve an amendment to Section 8.2 of the Declaration of Trust, to enable Washington REIT’s shareholders to have a concurrent right, along with the right of the Board, to vote to amend the Trust’s Amended and Restated Bylaws (the “Bylaws”) by a majority vote of the outstanding shares entitled to be cast on the matter (the “Shareholder Voting Amendment”).

The foregoing descriptions of the Declassification Amendment and the Shareholder Voting Amendment do not purport to be complete and are qualified in their entirety by reference to the full text of the Articles of Amendment to the Declaration of Trust (the “Articles of Amendment”), which is attached to this report as Exhibit 3.1 and is incorporated herein by reference.

The Declassification Amendment and the Shareholder Voting Amendment became effective upon the filing of the Articles of Amendment with the Maryland State Department of Assessments and Taxation on June 2, 2017.

Amendment to Bylaws

As previously disclosed, on February 8, 2017, the Board approved, subject to approval of the Shareholder Voting Amendment by Washington REIT’s shareholders at the Annual Meeting, an amendment to Article XIV of the Bylaws to provide shareholders, in addition to the Board, with the ability to amend the Bylaws (the “Bylaw Amendment”). The Bylaw Amendment became effective automatically upon receipt of the requisite shareholder approval of the Shareholder Voting Amendment at the Annual Meeting on June 1, 2017.

A copy of the Amended and Restated Bylaws of the Trust, as amended by the Bylaw Amendment, was previously filed as Exhibit 3.1 to the Trust’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on February 14, 2017.

Item 5.07 Submission of Matters to a Vote of Security Holders.

Declassification Amendment

At the Annual Meeting, Washington REIT’s shareholders voted to approve the Declassification Amendment, as described above. This proposal received the following votes:

For	Against	Abstain	Broker Non-Votes
59,463,644	251,879	145,887	10,200,904

Shareholder Voting Amendment

At the Annual Meeting, Washington REIT’s shareholders voted to approve the Shareholder Voting Amendment, as described above. This proposal received the following votes:

For	Against	Abstain	Broker Non-Votes
59,600,533	142,670	118,207	10,200,904

Election of Directors

At the Annual Meeting, Washington REIT’s shareholders elected Benjamin S. Butcher as a trustee of the Board to serve until the Trust’s 2018 Annual Meeting of Shareholders and until his successor is elected and qualifies. Mr. Butcher received the following votes:

For	Against	Abstain	Broker Non-Votes
59,324,799	437,483	99,128	10,200,904

Washington REIT’s shareholders also elected Edward S. Civera as a trustee of the Board to serve until the Trust’s 2018 Annual Meeting of Shareholders and until his successor is elected and qualifies. Mr. Civera received the following votes:

For	Against	Abstain	Broker Non-Votes
59,169,166	590,821	101,422	10,200,904

Washington REIT’s shareholders also elected Ellen M. Goitia as a trustee of the Board to serve until the Trust’s 2018 Annual Meeting of Shareholders and until her successor is elected and qualifies. Ms. Goitia received the following votes:

For	Against	Abstain	Broker Non-Votes
59,383,155	384,708	93,547	10,200,904

Advisory Vote to Approve Named Executive Officer Compensation

Washington REIT’s shareholders approved, by nonbinding advisory vote, the compensation paid to Washington REIT’s named executive officers. This proposal received the following votes:

For	Against	Abstain	Broker Non-Votes
58,761,371	825,724	274,314	10,200,904

Advisory Vote on the Frequency of the Advisory Vote to Approve Named Executive Officer Compensation

Washington REIT’s shareholders approved, by nonbinding advisory vote, an annual frequency for the advisory vote to approve named executive officer compensation. This proposal received the following votes:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
53,379,420	182,006	6,140,650	159,333	10,200,904

Ratification of Ernst & Young as the Trust’s Independent Registered Public Accounting Firm

Washington REIT’s shareholders ratified the appointment of Ernst & Young LLP as Washington REIT’s independent registered public accounting firm for the fiscal year ending December 31, 2017. This proposal received the following votes:

For	Against	Abstain	Broker Non-Votes
69,424,823	479,068	158,423	—

The results reported above are final voting results.

Item 9.01 Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) The following exhibits are filed as part of this report:

Exhibit Number	Exhibit Description

3.1	Articles of Amendment to the Washington Real Estate Investment Trust Articles of Amendment and Restatement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASHINGTON REAL ESTATE INVESTMENT TRUST
(Registrant)

	By:	/s/ Taryn Fielder
(Signature)

Taryn Fielder
Senior Vice President, General Counsel
and Corporate Secretary
June 7, 2017
(Date)

EXHIBIT LIST

Exhibit Number	Exhibit Description

3.1	Articles of Amendment to the Washington Real Estate Investment Trust Articles of Amendment and Restatement